                       UNION PACIFIC RESOURCES GROUP INC.
                               [ ]% Notes Due [ ]
                             [ ]% Securities Due [ ]

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                   April 8, 1999

                  1. Introduction. Union Pacific Resources Group Inc., a Utah corporation (the "Company"), proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to in Section 2(a) ("Registered Securities"). The Registered Securities will be issued under an indenture (the "Indenture"), dated as of April 13, 1999, between the Company, Union Pacific Resources Inc., an Alberta corporation, UPR Capital Company, a Nova Scotia unlimited liability company, and the Bank of New York as Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Securities being determined at the time of sale. Particular series of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with the terms of offering determined at the time of sale. The Registered Securities involved in any such offering are hereinafter referred to as the "Securities".

                  The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement, shall mean the Underwriters.

                  Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in
Section 12 hereof.

                  2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) Registration Statement. (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and has prepared and filed with the Commission a registration statement (file number 333-62181) on Form S-3 for the registration under the 1933 Act of the offering and sale of the Registered Securities. Such registration statement has become effective. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to the Representatives. The Company will next file with the Commission one of the following: (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, including the form of final prospectus supplement, (2) after the Effective Date of such registration statement, a final prospectus supplement in accordance with Rules 430A and 424(b), or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the 1933 Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such amendment and form of final prospectus supplement, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representa tives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Representatives, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). Upon the request of the Representatives, but not without the agreement of the Representatives, the Company will also file a Rule 462(b) Registration Statement.

                  (ii) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the 1933 Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Regis tration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (B) the information contained in or omitted from the Regis tration Statement, or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the

         Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (b) Due Incorporation and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Utah with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the business, properties or results of operations of the Company and its subsidiaries considered as one enterprise ("Material Adverse Effect").

                  (c) Subsidiaries. All outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (d) Incorporated Documents. The documents incorporated by reference in the Registration Statement and the Final Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and, when read together and with the other information in the Registration Statement and the Final Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) Financial Statements. The consolidated financial statements and any related notes of the Company included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly in all material respects the consolidated financial position of the Company as of the dates indicated and the consolidated results of its operations for the periods specified; and, except as stated therein, said financial statements and related notes have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and said notes included in the Registration Statement and the Final Prospectus present fairly the information required to be stated therein.

                  (f) Authorization and Validity of this Agreement, the Indenture and the Notes. This Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Underwriters, will be valid and binding agreements of the Company; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms; the Securities have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement, the Terms Agreement and the Indenture, the Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement of the Indenture or the Securities may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; the Securities and the Indenture will be substantially in the form heretofore delivered to the Underwriters and conform in all material respects to all statements relating thereto contained in the Registration Statement and the Final Prospectus; and the Securities will be entitled to the benefits provided by the Indenture.

                  (g) No Defaults. None of the Company or its subsidiaries is in violation of its certificate of incorporation or by-laws, or other organizational documents, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties is bound; the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein, therein and pursuant to any Terms Agreement referred to in Section 3 have been duly authorized by all necessary corporate action by the Company and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or of its subsidiaries pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of the Company or its subsidiaries is a party or by which it may be bound or to which any of the property or assets of any of the Company or its subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws, or other organizational documents of the Company, or any law, administrative regulation or administrative or court order or decree applicable to the Company or its subsidiaries.

                  (h) Legal Proceedings; Contracts. Except as may be set forth or incorporated by reference in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or its subsidiaries, threatened against or affecting, the Company or its subsidiaries, which might, in the opinion of the Company, result in a Material Adverse Effect, or might materially and adversely affect the properties or assets of the Company and its subsidiaries, or might materially and adversely affect the consummation of this Agreement or any Terms Agreement referred to in Section 3 by the Company; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the applicable rules and regulations thereunder which have not been so filed.

                  (i) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Final Prospectus, will not be, an "investment company" or a person directly or indirectly controlled by an "investment company", as defined in the Investment Company Act of 1940, as amended.

                  (j)  Registration Rights.  No holders of
         securities of the Company not currently registered under the 1933 Act have rights to the registration of such securities under the Registration Statement.

                  (k) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company's or its subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect in each case whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (l) Environmental Laws. The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto). Except as set forth in the Final Prospectus, none of the Company or any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (m) Environmental Review. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (n) Employee Benefits. Except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto), each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto), the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (o) Year 2000. The Company has adopted a Year 2000 readiness program and implementation plan. Except as set forth in the Final Prospectus, the Company has determined that the risks and exposures related to the Year 2000 will not materially affect future financial results, or cause reported financial information not to reflect fairly the future operating results, cash flows or financial condition of the Company.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company as to matters covered thereby, to each Underwriter.

                  3. Purchase and Offering of Securities. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of telefaxed or other written communications ("Terms Agreement") at the time the Company determines to sell the Securities. The Terms Agreement will generally be in the form attached hereto as Annex I and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Securities not already specified in the Indenture, including, but not limited to, interest rate, maturity, any redemption provi sions and any sinking fund requirements and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below).

The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery, being herein and in the Terms Agree ment referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of offer ing that should be reflected in the prospectus supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwrit ers propose to offer the Securities for sale as set forth in the Final Prospectus. The Securities delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request. Delivery of Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company at a bank acceptable to the Representatives. Delivery of Securities shall be made through the facilities of The Depositary Trust Company unless the Representatives shall otherwise instruct.

                  If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex II attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the principal amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securi ties"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate principal amount of Securi ties to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount of Securities set forth opposite each Underwriter's name in such Terms Agree ment, except to the extent that the Representatives deter mine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the principal amount of Contract Securities.

                  4. Certain Agreements of the Company. The Company agrees with the several Underwriters that, in connection with each offering of Securities:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final

         Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the 1933 Act or the 1934 Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or which will effect such compliance and (3) supply any supplemented Final Prospectus to the Representatives in such quantities as the Representatives may reasonably request. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

                  (c) As soon as practicable, but not later than 16 months after the date of each Terms Agreement, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Sec tion 11(a) of the 1933 Act and Rule 158 under the 1933 Act.

                  (d) The Company will furnish to the Representa tives signed copies of the Registration Statement, including all exhibits, in the form it became effective and, so long as delivery of a prospectus by an Underwriter or dealer may be required under the 1933 Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange for the qualifica tion of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

                  (f) During the period of five years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, if any; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report or definitive proxy statement, if any, of the Company filed with the Commission under the 1934 Act or mailed to stockholders and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request.

                  (g) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees or other expenses (including reasonable fees and disbursements of counsel) in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Representatives may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering and for expenses incurred in distributing the Prospectus, any preliminary prospectuses and any preliminary prospectus supplements to Underwriters.

                  (h) Until the Business Day set forth in the Terms Agreement, the Company will not, without the prior written consent of Credit Suisse First Boston Corporation, offer, sell or contract to sell or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

                  (i) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the 1934 Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  5. Conditions of the Obligations of the Under writers. The obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the Execution Time and the Closing Date, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

                  (b) Subsequent to the execution of the Terms Agreement, or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final

         Prospectus (exclusive of any amendment thereto), there shall not have been (i) any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, earnings, business or properties of the Company and its subsidiaries taken as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto); (ii) any downgrading in the rating of the Company's debt securities by Moody's Investors Service, Inc., or Standard & Poor's Corporation or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal, Canadian or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States or Canada is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities; or (vi) any change or decrease specified in the letter or letters referred to in paragraphs (i) and (j) of this Section 5 the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (c) The Representatives shall have received an opinion, dated the Closing Date, of Joseph A. LaSala, Jr., Esq., general counsel of the Company, or other counsel satisfactory to the Representatives, to the effect that:

                           (i) the Company is duly qualified to do business as a
                  foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify and be in good standing would not have a Material Adverse Effect;

                           (ii) the Company's authorized equity capitalization
                  is as set forth in the Final Prospectus; the Securities conform in all material respects to the description thereof contained in the Final Prospectus; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                           (iii) the Indenture has been duly authorized,
                  executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Securities have been duly authorized; the Indenture and the Securities other than any Contract Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally from time to time in effect; and the Securities other than any Contract Securities conform, and any Contract Securities, when so issued and delivered and sold, will conform, to the description thereof contained in the Final Prospectus;

                           (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or the Company's or its subsidiaries' respective property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus; there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                           (v) no consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement incorporated by reference therein, the "Underwriting Agreement"), except such as have been obtained and made under the 1933 Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the issuance or sale of the Securities by the Company;

                           (vi) the execution, delivery and performance of the
                  Underwriting Agreement, the Indenture, and any Delayed Delivery Contracts and the issuance and sale of the Securities and compliance with the terms and provisions hereof and thereof will not conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (A) the charter or by-laws of the Company, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is bound or to which they or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties;

                           (vii) the Registration Statement has become effective
                  under the 1933 Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirement of the 1933 Act, the 1934 Act, the Trust Indenture Act and the respective rules thereunder;

                           (viii) no holders of securities of the Company have
                  rights to the registration of such securities under the Registration Statement; and

                           (ix) the Company is not and, after giving effect to
                  the offering and sale of the Securities and the application of the net proceeds thereof as described in the Final Prospectus, will not be an "investment company" or a person directly or indirectly controlled by an "investment company", as defined in the Investment Company Act of 1940, as amended.

                  Such counsel shall additionally state that such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

                  In rendering such opinion, Joseph A. LaSala, Jr., Esq., or other counsel may rely as to the incorporation of the Company, the authorization, execution and delivery of the Underwriting Agreement and all other matters governed by the laws of the State of Utah, upon the opinion of Parsons Behle & Latimer, special Utah counsel to the Company, or other Utah counsel satisfactory to the Representatives, a copy of which shall be delivered concurrently with the opinion of Joseph A. LaSala, Jr., Esq., or other counsel.

                  (d) The Representatives shall have received an opinion, dated the Closing Date, of Morgan, Lewis & Bockius, counsel for the Company or other counsel satisfactory to the Representatives, to the effect that:

                           (i) the Indenture has been duly authorized, executed
                  and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Securities have been duly authorized; the Securi ties other than any Contract Securities have been duly executed, authenticated, issued and deliv ered; the Indenture and the Securities other than any Contract Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally from time to time in effect; and the Securities other than any Contract Securities conform, and any Contract Securities, when so issued and delivered and sold, will conform, to the description thereof contained in the Final Prospectus;

                           (ii) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or the Company's or its subsidiaries' respective property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus; and the statements included or incorporated by reference in the Final Prospectus under the heading "Certain United States Federal Income Tax Considerations" and "Description of the Notes" fairly summarize the matters therein described;

                           (iii) no consent, approval, authorization or order
                  of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained and made under the 1933 Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the issuance or sale of the Securities by the Company;

                           (iv) the execution, delivery and performance of the
                  Underwriting Agreement, the Indenture and any Delayed Delivery Contracts and the issuance and sale of the Securities and compliance with the terms and provisions hereof and thereof will not conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (A) the charter or by-laws of the Company, (B) to the knowledge of such counsel, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is bound or to which they or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties;

                           (v) the Registration Statement has become effective
                  under the 1933 Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the Trust Indenture Act and the rules thereunder; and

                           (vi) the Underwriting Agreement and any Delayed
                  Delivery Contracts have been duly authorized, executed and delivered by the Company.

                  Such counsel shall additionally state that such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

                  In rendering such opinion, Morgan, Lewis & Bockius or other counsel may rely as to the incorporation of the Company, the authorization, execution and delivery of the Underwriting Agreement and all other matters governed by the laws of the State of Utah, upon the opinion of Parsons Behle & Latimer, special Utah counsel to the Company, or other Utah counsel satisfactory to the Representatives, a copy of which shall be delivered concurrently with the opinion of Morgan, Lewis & Bockius or other counsel.

                  (e) The Representatives shall have received an opinion, dated the Closing Date, of Parsons Behle & Latimer, special Utah counsel for the Company, or such other counsel as shall be acceptable to the Underwriters, to the effect that:

                           (i) the Company has been duly incorporated
                  and is an existing corporation in good standing under the laws of the State of Utah, with corpo rate power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus;

                           (ii) the Underwriting Agreement and any Delayed
                  Delivery Contract and the Indenture have been duly authorized, executed and delivered by the Company; and the Securities have been duly authorized;

                           (iii) no consent, approval, authorization or order
                  of, or filing with, any governmental agency or body or any court of the State of Utah is required for the consummation of the transactions contemplated by the Underwriting Agreement, except such as may be required under the blue sky laws of the State of Utah in connection with the issuance or sale of the Securities by the Company; and

                           (iv) the execution, delivery and performance of the
                  Underwriting Agreement, the Indenture and any Delayed Delivery Contract and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body of the State of Utah or any court of the State of Utah having jurisdiction over the Company or any of its properties or the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by the Underwriting Agreement.

                  (f) The Representatives shall have received from Cravath, Swaine & Moore, special counsel for the Underwriters (or any other counsel named as counsel for the Underwriters in any Terms Agreement), such opinion or opinions, dated the Closing Date, and addressed to the Representatives with respect to the validity of the Securities, the Registration Statement, the Final Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore (or such other counsel for the Underwriters named in any Terms Agreement) may rely as to the incorporation of the Company, the authorization, execution and delivery of the Terms Agreement and all other matters governed by Utah law upon the opinion of Parsons Behle & Latimer, local counsel for Utah law, or such other counsel as referred to above.

                  (g) The Representatives shall have received a certificate of the Company, dated the Closing Date, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company in which such signers of the certificate state that they have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus, this Agreement and the Terms Agreement, and that the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or to the Company's knowledge are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  (h) The Representatives shall have received letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, of Deloitte & Touche LLP in form and substance satisfactory to the Representatives, to the effect that:

                           (i) They are independent public accountants with
                  respect to the Company and its subsidiaries within the meaning of the 1933 Act, the 1934 Act and the respective applicable rules and regulations thereunder.

                           (ii) In their opinion, the financial statements and
                  any supporting schedules, including any pro forma financial statements, of the Company and its subsidiaries examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations promulgated thereunder with respect to registration statements on Form S-3 and the 1934 Act and the rules and regulations promulgated thereunder.

                           (iii) They have performed specified procedures, not
                  constituting an audit, and on the basis of such procedures and inquiries of certain officials of the Company, nothing came to their attention that caused them to believe that (A) the information included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) in each case, as applicable, for the years ended December 31, 1995, 1996 and 1997 is not in conformity with the applicable disclosure requirements of Regulation S-K, or (B) the unaudited "capsule" information, if any, included or incorporated by reference in the Registration Statement do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus, in each case, as applicable, for the years ended December 31, 1995, 1996 and 1997 except in each such case as set forth in or contemplated by the Registration Statement and Final Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Representatives and the Company.

                           (iv) In addition to the examination referred to in
                  their report included or incorporated by reference in the Registration Statement and the Final Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Final Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  (i) The Representatives shall have received letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, of Arthur Anderson LLP or any successor independent public auditors of the Company in form and substance satisfactory to the Representatives, to the effect that:

                           (i) They are independent public accountants with
                  respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1934 Act and the applicable rules and regulations.

                           (ii) In their opinion, the financial statements and
                  any supporting schedules, including any pro forma financial statements, of the Company and its subsidiaries examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations promulgated thereunder with respect to registration statements on Form S-3 and the 1934 Act and the rules and regulations promulgated thereunder.

                           (iii) They have performed specified procedures, not
                  constituting an audit, including a review in accordance with standards established under Statement on Auditing Standards No. 71, of the latest available interim financial statements of the Company and its subsidiaries, a reading of the minute books of the Company since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and its subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included in the Registration Statement and Final Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the applicable rules and regulations of the Commission with respect to quarterly reports on Form 10-Q under the 1934 Act or were not fairly presented in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with that of the audited financial statement included therein, (B) at a specified date not more than three days prior to the date of such letter, there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets or consolidated stockholders' equity of the Company and its subsidiaries, or any increase or decrease in any other items specified by the Representatives, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included in the Registration Statement and Final Prospectus or, during the period from the date of the latest income statement included in the Final Prospectus to the closing date of the latest available income statement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, or any increase or decrease in any other items specified by the Representatives, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives,
                  (C) during the period from the date of the latest income statement included in the Final Prospectus to a specified date not more than three days prior to the date of such letter, there were any decreases, compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, or any increase or decrease in any other items specified by the Representatives, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives, (D) the information included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges), in each case for the year ended December 31, 1998, is not in conformity with the applicable disclosure requirements of Regulation S-K, or
                  (E) the unaudited "capsule" information, if any, included or incorporated by reference in the Registration Statement do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus, except in each such case as set forth in or contemplated by the Registration Statement and Final Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Representatives and the Company.

                           (iv) On the basis of a reading of the unaudited pro
                  forma financial statement included or incorporated in the Registration Statement, if any, and the Final Prospectus (the "pro forma financial statements"), carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statement, nothing came to their attention that caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the rules and regulations.

                           (v) In addition to the examination referred to in
                  their report included or incorporated by reference in the Registration Statement and the Final Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Final Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  (j) On the Closing Date, counsel to the Representatives shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and to counsel to the Representatives.

                  (k) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 5 shall be delivered at the offices of Cravath, Swaine & Moore, counsel for the Underwriters, at 825 Eighth Avenue, New York, New York 10019, on the Closing Date.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Credit Suisse First Boston Corporation on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors, officers, employees and agents and each person who controls any Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company and each of its directors, each of its officers who sign the Registration Statement, and each person who controls the Company within the meaning of the 1933 Act or the 1934 Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth (i) under the heading "Underwriting" or "Plan of Distribution", the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization, syndicate covering transactions and penalty bids, in each case in any Preliminary Final Prospectus and the Final Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                  (d) In the event that the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, and the Underwriters severally, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connec tion with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, and the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the 1933 Act or the 1934 Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities under the Terms Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement or the Terms Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule A to the Terms Agreement bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that if the aggregate principal amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the total principal amount of the Securities set forth on Schedule A to the Terms Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the

Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement and the Terms Agreement shall terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives and the Company shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing herein will relieve a defaulting Underwriter from liability, if any, to any nondefaulting Underwriter and the Company for its default.

                  9. Termination. This Agreement and the Terms Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  10. Survival of Representations and Indemnities. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of their respective officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancelation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Credit Suisse First Boston Corporation Transactions Advisory Group (fax no. 212-325-8278) and confirmed to Credit Suisse First Boston Corporation, at Eleven Madison Avenue, New York, NY 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group; or, if sent to the Company, will be mailed, delivered or telefaxed to 817-321-6832 and confirmed to it at 777 Main Street, Fort Worth, TX 76102, Attention of the Treasurer.

                  12. Certain Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Basic Prospectus" shall mean the prospectus referred to in paragraph 2(a) above contained in the Registration Statement at the Effective Date, including any Preliminary Final Prospectus.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or in such location as may be specified in the Terms Agreement.

                  "Commission" shall mean the Securities and Exchange Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Execution Time" shall mean the date and time that this Agreement and any Terms Agreement is executed and delivered by the Company and the Underwriters.

                  "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus, together with the Basic Prospectus.

                  "Registration Statement" shall mean the registra tion statement referred to in paragraph 2(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 415", "Rule 424", "Rule 430A", "Rule 462" and
         "Regulation S-K" refer to such rules or regulations under the 1933 Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 2(a) above.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Under writers as are identified in the Terms Agreement and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement and the Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                                                                         ANNEX I

                       UNION PACIFIC RESOURCES GROUP INC.
                                 (the "Company")
                                   Securities

                                 TERMS AGREEMENT

                                                          ________________, 1999

UNION PACIFIC RESOURCES GROUP INC.
801 Cherry Street
Fort Worth, TX 76102

Attention:  [         ]

Dear Sirs:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we][We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed by the Company on Form 8-K (the "Underwriting Agreement"), the following securities (the "Securities") on the following terms:

                  Title:  [    ]% Notes Due            .

                  Principal Amount:  $[          ]

                  Interest:  [    ]% per annum, from          ,
19  , payable semiannually on           and
commencing           , 19  , to holders of record on the
preceding            or           , as the case may be.

                  Maturity:

                  Optional Redemption: The Securities are redeemable, in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate, plus [ ] basis points, plus accrued interest in the principal amount being redeemed to the redemption date.

                  Sinking Fund:  None

                  Delayed Delivery Contracts:  [None.]  [Delivery

Date[s] shall be           , 19  .  Underwriter['s][s'] fee
is [  ]% of the principal amount of the Contract
Securities.]

                  Purchase Price:  [    ]% of principal amount plus
accrued interest[, if any,] from            , 1999.

                  Expected Reoffering Price:  [    ]% of principal
amount, subject to change by the undersigned.

                  Closing:       a.m. on           , 1999, at the
offices of Cravath, Swaine & Moore, Worldwide Plaza,
825 Eighth Avenue, New York, NY 10019, in same day funds.

                  Name[s] and Address[es] of Representative[s]:
Credit Suisse First Boston Corporation, [    ].

                  Business Day: __________.

                  The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

                  It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.

                  The provisions of the Underwriting Agreement are incorporated herein by reference.

                  The Securities will be made available for checking at the offices of Cravath, Swaine & Moore at least 24 hours prior to the Closing Date.

                  [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us by mail or hand delivery.]

                  [Please signify your acceptance of the foregoing
by return wire not later than     P.M. today.]

                                   Very truly yours,

                                   Credit Suisse First Boston
                                   Corporation
                                   On behalf of themselves and as
                                   Representatives of the Several
                                   Underwriters

                                   By Credit Suisse First Boston
                                      Corporation

                                      By

                                         Name:
                                         Title:

                                   SCHEDULE A

Underwriter                                                    Principal Amount
                                                               ----------------
Credit Suisse First Boston

    Corporation  ....................................         $
[               ]....................................         $


                                                               ---------------
Total................................................         $

To:      Credit Suisse First Boston Corporation,
           As Representatives of the Several Underwriters,
              c/o Credit Suisse First Boston Corporation,
[address]

         We accept the offer contained in your [letter] [wire], dated , 1999, relating to $[ ] million principal amount of our [ ]% Notes due [ ]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed by the Company on Form 8-K (No. 33- ) (the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Final Prospectus (as defined in the Underwriting Agreement), there has been no Material Adverse Effect (as defined in the Underwriting Agreement), except as set forth in or contemplated by the Final Prospectus.

                                        Very truly yours,

                                        UNION PACIFIC RESOURCES
                                        GROUP INC.

                                        by

                                              Name:
                                              Title:

                                                                        ANNEX II

(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on [third business day prior to Closing Date], 1999.)

                            DELAYED DELIVERY CONTRACT

                                                                   [     ], 1999

Union Pacific Resources Group Inc.
c/o Credit Suisse First Boston Corporation
[address]

Gentlemen:

                  The undersigned hereby agrees to purchase from Union Pacific Resources Group Inc., a Utah corporation (the "Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date
hereof, for delivery on            , 1999 ("Delivery Date")]

                                 $[          ]

principal amount of the Company's [ ]% Notes due [ ] (the "Securities"), offered by the Company's Prospectus dated August 27, 1998 and a Prospectus Supplement
dated          , 1999 relating thereto, receipt of copies of which is hereby
acknowledged, at       % of the principal amount thereof plus accrued interest,
if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

                  [If two or more delayed closings, insert the following:

                  The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

            Delivery Date                          Principal Amount

            _____________                          ________________

            _____________                          ________________

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

                  Payment for the Securities that the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order in same day funds at the office of [ ] at [ ] on [the] [such] Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

                  It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligations of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at [the] [such] Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                  Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the under signed at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company delivered to the Underwriters in connection there with.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective succes sors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                   Yours very truly,

                                        (Name of Purchaser)

                                   By


                                        (Title of Signatory)



                                        (Address of Purchaser)



Accepted, as of the above date.

UNION PACIFIC RESOURCES GROUP INC.

    By
         Name:
         Title: